Related Parties Transactions	12 Months Ended
Dec. 31, 2018
Related party transactions [abstract]
RELATED PARTIES TRANSACTIONS

Note 16:- RELATED PARTies TRANSACTIONS

a)	Acquisition of Insseco

On August 18, 2015, Sapiens completed the acquisition from Asseco, the parent company of Formula, of all issued and outstanding shares of Insseco. Under the share purchase agreement for that acquisition, Asseco committed to assign all customer contracts to Insseco that relate to the intellectual property that Sapiens acquired as part of the acquisition. In the event that Asseco cannot obtain the consent of any customer to the assignment of its contract to Insseco, Asseco will hold that customer's contract in trust for the benefit of Insseco. Under that arrangement, in 2016, Insseco invoiced Asseco in a back-to-back manner for all invoices issued by Asseco on Insseco's behalf to customers under those contracts that were not yet assigned by Asseco to Insseco. During the years ended December 31, 2016, 2017 and 2018, Asseco provided back office and professional services and fixed assets to Insseco in amounts totaling approximately $1,900, $1,600 and $980, respectively.

b)	Services obtained from Asseco

During the years ended December 31, 2017 and 2018, Asseco provided back-office services, professional services and fixed assets to Sapiens' wholly-owned subsidiary, Sapiens Poland, in amounts totaling approximately $1,600 and $980, respectively.

c)	Services provided to Asseco

During 2017 and 2018, Sapiens Poland performed services as a sub-contractor on behalf of Asseco for clients of Asseco in total amounts of approximately $8,250 and $3,200, respectively. For historic reasons, Asseco issues invoices to those clients and then Sapiens in turn invoices Asseco on a back-to-back basis.

d)	During 2017 Matrix performed services as a sub-contractor on behalf of Asseco Denmark A.S., a subsidiary of Asseco, in an amount totaling approximately €0.5 million ($564).

e)	Fees paid for board services in affiliates

Sapiens paid the Company approximately $28.6 and $25.0 in respect of its share of the director's fees of Mr. Guy Bernstein, its Chairman and the Company's chief executive officer, for the years ended December 31, 2017 and 2018, respectively.

Matrix paid the Company approximately $30.0 and $29.0 in respect of its share of the director's fees of Mr. Guy Bernstein, its Chairman and the Company's chief executive office, for the years ended December 31, 2017 and 2018 respectively.

f)	Other Transactions

From time to time, in the Group's ordinary course of business, the Group engages in non-material transactions between its subsidiaries and affiliates where the amount involved in, and the nature of, the transactions are not material to any party to the transaction. The Group believes that these transactions are made on an arms' length basis upon terms and conditions no less favorable to the Group, its subsidiaries and affiliates, as it could obtain from unaffiliated third parties. If Group engages with its subsidiaries and affiliates in transactions which are not in the ordinary course of business, the Group receives the approvals required under the Companies Law. These approvals include audit committee approval, board approval and, in certain circumstances, shareholder approval.

g)

As of December 31, 2017 and 2018, the Group had trade payable balances due from its transactions with Asseco, as detailed above, in amounts of approximately $150 and $0, respectively. In addition, as of December 31, 2017 and 2018, the Group had trade receivables balances due from its transactions with Asseco, as detailed above, in amounts of approximately $1,038 and $955, respectively.